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                                                                   Exhibit 10.21

                                LOAN AGREEMENT


     THIS LOAN AGREEMENT ("Agreement") is made and entered into as of the 16th day of April, 2001, between PRIMUS KNOWLEDGE SOLUTIONS, INC., a Washington corporation ("Lender") and MICHAEL BROCHU ("Borrower").

                                   RECITALS:

     A. Lender has agreed to make a loan (the "Loan") to Borrower in the amount of $750,000.

     B. This Agreement sets forth certain terms and conditions in connection with the Loan.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein, Lender and Borrower agree as follows:

1.   THE LOAN

     1.1  Disbursements

     The funds shall be disbursed to Michael Brochu via check or by wire transfer.

     1.2  Promissory Note

     The Loan shall be evidenced by Borrower's Promissory Note ("Note") in the Loan amount.

     1.3  Loan Documents

     As used in this Agreement, "Loan Documents" means this Agreement and the Note, and all other documents and instruments relating to the Loan.

2.   FURTHER ASSURANCES

     Whenever requested by Lender, Borrower shall promptly execute and deliver to Lender such instruments and documents as Lender may reasonably require to further evidence the Loan.

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3.   DEFAULT

     3.1  Event of Default

     Any one or more of the following events is an Event of Default ("Event of Default") under this Agreement.

     (a) There is an Event of Default as defined under any of the other Loan Documents.

     (b) Borrower fails to pay any installment of principal or interest on the Note, within five days of the date due, whether at scheduled maturity, by acceleration, or otherwise.

     (c) Borrower shall file a voluntary petition in bankruptcy or such a petition shall be filed against Borrower and is not dismissed within 60 days after filing; or if Borrower shall file any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors; or shall make any general assignment for the benefit of creditors, or shall admit in writing his inability to pay his debts generally as they become due.

     (d) A court of competent jurisdiction shall enter an order, judgment or decree approving a petition filed against Borrower seeking any reorganization, dissolution or similar relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors and such order, judgment or decree shall remain unvacated and unstayed for an aggregate of 60 days (whether or not consecutive) from the first date of entry thereof.

     (e) Borrower fails to perform or comply with any obligation, covenant, or other term of this Agreement or the Note, and that default is not rectified within 14 days.

     (f)  The death of Borrower.

     (g) Termination of Borrower's employment with Lender for any reason other than without Cause or for Good Reason following a Change of Control (as defined in Section 5.1 below).

     3.2  Inapplicability of Cure Periods

     All cure periods provided in this Agreement shall be inapplicable if, in Lender's reasonable judgment, the default is not capable of being cured within the time allowed.

     3.3  Forgiveness of Note

     Upon the Termination of Borrower's employment with Lender without Cause or for Good Reason following a Change of Control, the entire principal amount plus all accrued

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interest under the Note shall be forgiven Borrower and the Note shall be of no further force or effect. Borrower acknowledges that he has had opportunity to discuss the possible tax consequences of such forgiveness of indebtedness with his legal and/or tax advisors and accepts full responsibility for any adverse tax consequences flowing therefrom.

4.   REMEDIES

     4.1  Acceleration

     Upon the occurrence of an Event of Default, the entire amount disbursed under the Note is immediately due and payable at the election of Lender, provided, however, that in the event of a Default pursuant to Section 3.1(h), the Note, together with all accrued interest thereunder, shall be due ninety
(90) days after the date of such Default.

     4.2  Remedies Not Exclusive

     No remedy conferred upon or reserved to Lender in the Loan Documents shall be exclusive of any other remedy provided in the Loan Documents or by law or in equity, and each shall be cumulative and shall be in addition to every other remedy given Lender under any of the Loan Documents or now or hereafter existing at law or in equity or by statute. Lender at its sole option, without limiting or affecting any rights and remedies hereunder, may exercise any of the rights and remedies to which it may be entitled under the Loan Documents concurrently or in such order as Lender may determine. The exercise of any rights of Lender shall not in any way constitute a cure or waiver of an Event of Default or invalidate any act done pursuant to any notice of default or prejudice Lender in the exercise of any of its rights. No failure of Lender to enforce its rights, remedies, or options shall be deemed to be a waiver of any such rights, remedies or options.

5.   MISCELLANEOUS

     5.1  Definitions

     The terms "Change of Control," "Cause," and "Good Reason" shall have the meanings assigned to such terms in that certain Change of Control Agreement dated as of June 30, 1999 between Borrower and Lender. All other terms shall have the meaning ascribed to such terms herein.

     5.2  Assignment

     Borrower may not assign his rights under this Agreement or any of the Loan Documents without the prior written consent of Lender.

     5.3  Notices

     (a) All notices, requests, consents, approvals, waivers and other communications shall be in writing and mailed, faxed or delivered to the address or facsimile number

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specified below (provided, however, that any matter transmitted to the Lender by facsimile (i) shall be promptly confirmed by a telephone call to the Lender at the number specified below and (ii) shall be followed promptly by delivery of a hard copy original thereof) or to such other address or facsimile number as shall be designated by a party in a written notice to the other party.

               If to Lender:

               Primus Knowledge Solutions, Inc.
               1601 Fifth Avenue, Suite 1900
               Seattle, Washington 98101
               Attention: Dave Williamson
               Facsimile No. (206) 834-8111
               Telephone No. (206) 834-8452

               If to Borrower:

               Michael Brochu
               at his home address and telephone number on the Lender's records

     (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon receipt by the addressee, or if delivered, upon delivery.

     5.4  Third Parties

     No provision of this Agreement is intended or shall be construed to be for the benefit of any third party.

     5.5  Captions

     All section or paragraph division, numbering, and captions are for convenience of reference only, and shall not affect the interpretation or construction of this Agreement or of any term, condition, or provision hereof.

     5.6  Entire Agreement; Modifications

     This Agreement and the Loan Documents constitute the entire agreement of the parties and supersede all prior negotiations, agreements or understandings and may not be contradicted by evidence of any alleged oral agreement. No modification or amendment of this Agreement or the Loan Documents shall be effective unless set forth in writing and signed by Lender and Borrower.

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     5.7  Counterparts

     This Agreement may be executed in one or more counterparts, all of which together shall constitute one and the same original.

     5.8  Severability

     If any term or provision of this Agreement is illegal or invalid for any reason, such illegality or invalidity shall not affect the enforceability of the remaining provisions of this Agreement and the other Loan Documents.

     5.9  Term

     This Agreement shall remain in effect until the Loan has been repaid in full.

     5.10 Governing Law

     This Agreement shall be governed by the laws of the State of Washington.

     5.11 Jurisdiction

     All judicial proceedings brought against borrower arising out of or relating to this note may be brought in any state or federal court of competent jurisdiction in the State of Washington, and by execution and delivery of this agreement borrower accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this agreement.

            [The remainder of this page intentionally left blank.]

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     ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR
FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

     IN WITNESS WHEREOF, the parties have signed this Agreement as of the date written above.


                                        /s/ Michael Brochu
                                        --------------------------------------
                                        Michael Brochu


                                        PRIMUS KNOWLEDGE SOLUTIONS, INC.

                                        By: /s/ Ronald Stevens
                                           -----------------------------------
                                        Name: Ronald Stevens
                                        Title: VP and Chief Financial Officer

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